SUPPLEMENT DATED SEPTEMBER 20, 1999
             TO THE PROSPECTUS DATED MAY 1, 1999 FOR PARK AVENUE VUL

    THIS SUPPLEMENT APPLIES ONLY TO POLICIES ISSUED IN THE STATE OF NEW YORK

      The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1999 for the Variable Universal Life Insurance Policy issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account M and marketed under the name "Park Avenue VUL." The information contained in this supplement is applicable only to policies issued in the state of New York.

                                        I

TAX CONSIDERATIONS

If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

                                       II

SPECIAL FEATURES OF YOUR POLICY

FIXED BENEFIT PAID-UP INSURANCE OPTION

On any policy anniversary, you may elect the Fixed Benefit Paid-Up Insurance Option. To be eligible for this option, we must receive your written request to elect this option at our executive office on or within 30 days prior to a policy anniversary, the insured must be living, and the policy must have a cash surrender value.

If you elect this option, we will transfer your policy account value to the general account. If any policy debt is outstanding, you may apply a portion of the policy account value to repay the policy debt. Any policy debt still outstanding on the date this option takes effect will continue as policy debt under this option with the same rate of interest. You may not make further premium payments under this option and any riders attached to the policy will be cancelled.

This option provides a level death benefit. The death benefit will be the amount the net cash surrender value, if policy debt is being repaid, otherwise the cash surrender value, will purchase as a net single premium at the insured's attained age, sex and underwriting class.

The Fixed Benefit Paid-Up Insurance Option will have a cash value and a policy loan value. We will send you policy pages reflecting the table of guaranteed values. The death benefit under this option will be reduced by the amount of any outstanding policy debt. The cash value and the death benefit will be reduced after a partial withdrawal. The new death benefit will be the current death benefit multiplied by the ratio of the cash value after the partial withdrawal to the cash value before the partial withdrawal. No monthly administration charges will be deducted when this option is in effect. We will send you policy pages reflecting the new values.

This Supplement should be retained with your Prospectus for future reference.